EXHIBIT 10(jj)

                              ADDENDUM TO RELEASE


         This addendum is entered into between South Boston Savings Bank (the "Bank") and the undersigned employee (the "Employee") on June 26, 1995.

         The Bank and the Employee have executed a release letter (the "Release") whereby the Bank has agreed to make a cash payment to the Employee in exchange for a release by the Employee of all claims that the Employee might have related to the creation, operation, and winding up of the SBSB Properties Limited Partnership (the "Partnership").

         In order to induce the Employee to enter into the Release, the Bank has promised to make the Employee an additional cash payment equal to the difference between:

         (i) the tax paid by the Employee on the payment made pursuant to the Release less the tax benefits realized by the Employee from the Employee's share of the loss generated by the unwinding and dissolution of the Partnership (assuming that the Employee takes advantage of any tax loss carryforwards stemming from the unwinding and dissolution of the Partnership), and

         (ii) the tax that would have been paid by the Employee if the Partnership had redeemed the Employee's Partnership interest for the amount of the payment made pursuant to the Release.

         Notwithstanding the foregoing, the payment contemplated by this Addendum will not exceed 11.6% of the payment made pursuant to the Release.

         The payment contemplated by this Addendum will be made upon submission by the Employee of a request for the payment, explaining the calculation of the amount requested and substantiating the tax actually paid by the Employee.

         The Employee acknowledges that the payment contemplated by this Addendum will be taxable to the Employee, and authorizes the Bank to withhold all applicable taxes from that payment.

         The Employee also acknowledges that the Employee (a) understands the provisions of this Addendum, (b) is entering into this Addendum knowingly and voluntarily, (c) has been afforded a full and reasonable opportunity to consider its terms and to consult with or seek advice from a person of the Employee's choosing, and (d) has been advised by the Bank to consult with an attorney prior to executing this Addendum.

         This Addendum shall be a binding obligation between the Bank and Employee on the terms set forth above.

EMPLOYEE                                    SOUTH BOSTON SAVINGS BANK

Signature __________________                By:____________________________
Name      __________________                Title:  President